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                                                                    EXHIBIT 4(a)

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                         INCORPORATED UNDER THE LAWS
                            OF THE STATE OF TEXAS

      ----------------                                 ----------------
          NUMBER                                            SHARES

       C                     [ERGOBILT INC. LOGO]

      ----------------                                 ----------------

  THIS CERTIFICATE IS TRANSFERABLE IN
 DALLAS, TEXAS AND NEW YORK, NEW YORK                    COMMON STOCK


                              ERGOBILT, INC.     CUSIP
                                                 SEE REVERSE FOR CERTAIN LEGENDS


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This Certifies that










is the owner of:
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FULLY PAID AND NON-ASSESSABLE SHARES, $0.10 PAR VALUE, OF THE COMMON STOCK OF
                                ERGOBILT, INC.



transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed or accompanied by a proper assignment. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of incorporation and Bylaws of the Corporation and all amendments thereof, to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:
                             COUNTERSIGNED AND REGISTERED:
                                   CHASEMELLON SHAREHOLDERS SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR
                                    [SEAL]



                             BY


/s/ GERALD M. MILLER             /s/ [ILLEGIBLE]
             Chairman     President and Chief Executive Officer

                                                            AUTHORIZED SIGNATURE

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AMERICAN BANK NOTE COMPANY             DEC. 3, 1996 SE
3504 ATLANTIC AVENUE
SUITE 12                               047763fc
LONG BEACH, CA  90807
(310) 989-2333
(FAX) (310) 426-7450    METRO          Proof  /s/ CL        NEW
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                                ERGOBILT, INC.

        THE ARTICLES OF INCORPORATION OF THE CORPORATION ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS SET FORTH (A) THE AGGREGATE NUMBER OF SHARES AND THE PAR VALUE OF EACH CLASS OF CAPITAL STOCK THAT THE CORPORATION IS AUTHORIZED TO ISSUE, INCLUDING ONE OR MORE SERIES OF PREFERRED STOCK, (B) A STATEMENT OF THE AUTHORITY VESTED IN THE BOARD OF DIRECTORS OF THE CORPORATION TO ESTABLISH SERIES AND TO FIX AND DETERMINE THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN ANY SUCH SERIES OF THE PREFERRED STOCK SO ESTABLISHED AND (C) A DENIAL OF PREEMPTIVE RIGHTS OF THE SHAREHOLDERS TO ACQUIRE UNISSUED OR TREASURY SHARES OF THE CORPORATION. THE CORPORATION WILL FURNISH A COPY OF THE FOREGOING PROVISIONS TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS REGISTERED OFFICE.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regualtions:

TEN COM - as tenants in common         UNIF GIFT MIN ACT -     Custodian
                                                          -----         -------
TEN ENT - as tenants by the entireties                    (Cust)        (Minor)
JT TEN  - as joint tenants with right           Under Uniform Gifts to Minors
          of survivorship and not as            Act
          tenants in common                        ----------------------------
                                                              (State)

   Additional abbreviations may also be used though not in the above list.

        For value received, ____________________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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                                                                          Shares
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of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated
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              NOTICE:
     THE SIGNATURE(S) TO THIS           X
     ASSIGNMENT MUST CORRES-             ---------------------------------------
     POND WITH THE NAME(S) AS                         (SIGNATURE)
     WRITTEN UPON THE FACE OF
     THE CERTIFICATE IN EVERY           X
     PARTICULAR, WITHOUT                 ---------------------------------------
     ALTERATION OR ENLARGEMENT                        (SIGNATURE)
     OR ANY CHANGE WHATEVER.

                                        ----------------------------------------
                                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION AS
                                        DEFINED IN RULE 17Ad-15 UNDER THE
                                        SECURITIES EXCHANGE ACT OF 1934, AS
                                        AMENDED
                                        ----------------------------------------
                                        SIGNATURE(S) GUARANTEED BY:




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  ---------------------------------------------
  AMERICAN BANK NOTE COMPANY    DEC. 3, 1996 se
  3504 ATLANTIC AVENUE
  SUITE 12
  LONG BEACH, CA 90807          047763bk
  (310) 989-2333
  (FAX) (310) 426-7450          Proof CL    NEW
  ---------------------------------------------